                                                                       EXHIBIT 1

                                                                Draft of 3/17/97


                          10,500,000 SHARES

                   CHICAGO BRIDGE & IRON COMPANY N.V.

                              COMMON SHARES
                          (NLG 0.01 PAR VALUE)


                      UNDERWRITING AGREEMENT
                      ----------------------

                                                       ___________, 1997



Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
UBS Securities LLC
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
        Eleven Madison Avenue,
        New York, N.Y. 10010-3629.

Dear Sirs:


      1. Introductory. Praxair, Inc., a Delaware corporation (the "Selling Shareholder"), proposes to sell ("U.S. Offering") an aggregate of 8,400,000 outstanding shares ("U.S. Firm Securities") of the common shares, par value NLG
0.01 per share (the "Securities") of Chicago Bridge & Iron Company N.V., a Netherlands corporation (the "Company"), to the several underwriters named in Schedule A hereto (the "U.S. Underwriters"), for whom Credit Suisse First
----------
Boston Corporation ("CSFBC"), Goldman, Sachs & Co., Smith Barney Inc. and UBS Securities LLC are acting as Representatives.

      It is understood that the Company and the Selling Shareholder are concurrently entering into a Subscription Agreement, dated the date hereof ("Subscription Agreement"), with Credit Suisse First Boston (Europe) Limited ("CSFBL"), Goldman Sachs International, Smith Barney Inc., UBS Limited, and the other managers named therein ("Managers") relating to the concurrent offering and sale of 2,100,000 shares of Securities ("International Firm Securities") outside the United States and Canada ("International Offering").

      In addition, as set forth below the Selling Shareholder proposes to sell
(i) to the U.S. Underwriters, at the option of the U.S. Underwriters, an aggregate of not more than 800,000 additional shares of Securities ("U.S. Optional Securities") and (ii) to the Managers, at the option of the Managers, an aggregate of not more than 200,000 additional shares of Securities ("International Optional Securities"). The U.S. Firm Securities and the U.S. Optional Securities are hereinafter called the "U.S. Securities"; the International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities"; the U.S. Optional Securities and the International Optional Securities are hereinafter called the "Optional Securities". The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities". To provide for the coordination of their activities, the U.S. Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

      In connection with the offering of the Offered Securities, Chi Bridge Holdings, Inc. ("Holdings"), a Delaware corporation which was a wholly-owned subsidiary of the Selling Shareholder prior to being
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merged with and into the Selling Shareholder, has effected, through its subsidiaries, a restructuring which is described in the Prospectuses and which is hereinafter referred to as the "Reorganization."

      The Company and the Selling Shareholder hereby agree with the several U.S. Underwriters as follows:

      2. Representations and Warranties of the Company and the Selling Shareholder. (a) The Company represents and warrants to, and agrees with, the several U.S. Underwriters that:

            (i) A registration statement (No. 333-18065) relating to the Offered Securities, including a form of prospectus relating to the U.S. Securities and a form of prospectus relating to the International Securities being offered in the International Offering, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement
      (the "initial registration statement") has been declared effective, either (I) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (II) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (I) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (II) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the U.S. Securities and the form of prospectus relating to the International Securities, each as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, are hereinafter referred to as the "U.S. Prospectus" and the "International Prospectus", respectively, and collectively as the "Prospectuses". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

            (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement complied, or will comply, in all material respects with the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, and on each Closing Date (as hereinafter defined), each Registration Statement and each of the Prospectuses will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in the light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in the light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed and (B) on each Closing Date, the Initial Registration Statement and each of the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in the light of the circumstances under which they were made,) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the U.S. Prospectus based upon written information furnished to the Company by any U.S. Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

            (iii) The Company has been duly incorporated and is validly existing as a public company with limited liability (naamloze vennootschap) under the laws of The Netherlands, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries (as hereinafter defined) taken as a whole.

            (iv) Each subsidiary of the Company (collectively, the "Subsidiaries") is listed on Exhibit A hereto, together with its
                                   ---------
      jurisdiction of incorporation and the beneficial ownership interest of the Company therein. Exhibit B hereto sets forth all Subsidiaries of
                            ---------
      the Company which are, individually or on a consolidated basis, material to the operations of the Company and its Subsidiaries and the conduct of their respective businesses (collectively, the "Significant Subsidiaries"). Each Significant Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and, except as described in the Prospectuses, the capital stock of each Subsidiary is owned by the Company, directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, security interest, restriction upon voting or transfer, claim or incumbency of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) to acquire any such capital stock, any additional capital stock or any other securities of any Subsidiary.

            (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Subscription Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectuses; and, except as described in the Prospectuses, the stockholders of the Company have no preemptive rights with respect to the Offered Securities which have not been waived.

            (vi) Except as described in the Prospectuses, there are no contracts, agreements or understandings between the Company and any third party that would give rise to a valid claim against the Company or any U.S. Underwriter or Manager for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement or the Subscription Agreement.

            (vii) Except as described in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and there are no legal or governmental proceedings, statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or Prospectuses or required to be filed as exhibits to the Registration Statement that are not described or filed as required.

            (viii) The Offered Securities have been approved for listing on the Official Market of the AEX-Effectenbeurs nv (the "Amsterdam Stock Exchange"), subject to notice of issuance, and the Offered Securities in the form of New York Shares (as defined in the Prospectuses) have been approved for listing on the New York Stock Exchange (the "NYSE") subject to notice of issuance.

            (ix) No consent, approval or authorization, and no order, registration or qualification of, or filing with, any third party
      (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required for the consummation of the transactions to be effected by the Company, the Selling Shareholder and their respective subsidiaries contemplated by this Agreement or the Subscription Agreement, except such as have been obtained and made under the Act and such as may be required under state or foreign securities laws in connection with the offer and sale of the Offered Securities. The Reorganization has been completed, and no consent, approval or authorization, and no order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court which has not been obtained is required in connection therewith.

            (x) Except as described in the Prospectuses, under current laws and regulations of The Netherlands and any political subdivision thereof, all dividends and other distributions declared and payable on the Offered Securities may be paid by the Company to the holder thereof in United States dollars (including, without limitation, payments on any Offered Securities in the form of New York Shares), and all such payments made to holders thereof who are non-residents of The Netherlands will not be subject to income, withholding or other taxes under laws and regulations of The Netherlands and any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in The Netherlands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in The Netherlands or any political subdivision or taxing authority thereof or therein.

            (xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the U.S. Underwriters or Managers to The Netherlands or any political subdivision or taxing authority thereof or therein in connection with (A) the sale and delivery of the Offered Securities to or for the respective accounts of the U.S. Underwriters and Managers or (B) the sale and delivery outside The Netherlands by the U.S. Underwriters and Managers of the Offered Securities to the initial purchasers thereof.

            (xii) The execution, delivery and performance of this Agreement and the Subscription Agreement, and the consummation of the transactions herein and therein contemplated and of the Reorganization, will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties or operations, or any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties or operations of the Company or any Subsidiary is subject, or (B) the articles of association or the charter or by-laws of the Company or any Subsidiary, as the case may be, except, in the case of clause (A), for such conflicts, breaches, violations or defaults which could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, or a material adverse effect on the consummation of the transactions contemplated by this Agreement or the Subscription Agreement; and the Company has full corporate power and authority to consummate the Reorganization and perform its obligations as contemplated by this Agreement and the Subscription Agreement.

            (xiii) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company.

            (xiv) Except as described in the Prospectuses, the Company and its Significant Subsidiaries have good and marketable title to all material real properties and all other material properties and material assets described in the Prospectuses as being owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as described in the Prospectuses, the Company and its Significant Subsidiaries hold any material leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them and neither the Company nor any Significant Subsidiary has been notified of any material claim that has been asserted by anyone adverse to the rights of the Company or any Significant Subsidiary under any of such leases.

            (xv) The Company and its Subsidiaries possess adequate certificates, authorizations, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the

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      business now operated by them and have not received any written notice of threatened or actual proceedings (and are not aware of any facts that would be expected to result in such proceeding) relating to the revocation or modification of any such certificate, authorization, license or permit that, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries are in compliance with their respective obligations under such certificates, authorizations, licenses or permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such certificates, authorizations, licenses or permits or violation of such laws or regulations, except for such non-compliance and events as could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole.

            (xvi) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole.

            (xvii) The Company and its Subsidiaries own or have obtained valid and enforceable licenses for all material trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, copyright registrations, computer software, trade secrets and proprietary or other intellectual property owned, sold or used by or licensed to or by the Company or any of its Subsidiaries or that are necessary for the conduct of their businesses (collectively, the "Intellectual Property"), and the Company and its Subsidiaries are not aware of any claim or challenge by any third party to the rights of the Company or its Subsidiaries with respect to any Intellectual Property or to the validity or scope of the Intellectual Property and neither the Company nor any Subsidiary has any claim against any third party with respect to infringement of any Intellectual Property, which claims or challenges, if adversely determined, could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole.

            (xviii)  Except as described in the Prospectuses and except as could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole, the properties, assets and operations of each of the Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to worker health and safety, and to the protection and clean-up of the natural environment and to the protection or preservation of natural resources, including, without limitation, those relating to the processing, manufacturing, generation, handling, disposal, transportation or release of hazardous
      materials (collectively, "Environmental Laws").   With respect to such
      properties, assets and operations, there are no events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its Subsidiaries of which the Company is aware that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws in a manner that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole. Except as described in the Prospectuses and except as could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole, (A) to the Company's knowledge, none of the Company or any of its Subsidiaries is the subject of any federal, state, local or foreign investigation pursuant to Environmental Laws, (B) none of the Company or any of its Subsidiaries has received any written notice or claim pursuant to Environmental Laws and (C) there are no pending, or, to the knowledge of the Company, threatened actions, suits or proceedings against the Company, any of its Subsidiaries or its properties, assets or operations, in connection with any such Environmental

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      Laws.  The term "hazardous materials" shall mean those substances that are regulated by or pursuant to any applicable Environmental Laws.

            (xix) Each "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of the Company or any Subsidiary participate or as to which the Company or any Subsidiary has any liability (the "ERISA Plans") is in compliance with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). Neither the
      Company nor any Subsidiary has any liability with respect to the ERISA Plans, nor does the Company expect that any such liability will be incurred, that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole. Except as described in the Prospectuses, the value of the aggregate vested and nonvested benefit liabilities under each of the ERISA Plans that is subject to Section 412 of the Code, determined as of the end of such ERISA Plan's most recent ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such ERISA Plan allocable to such benefit liabilities. Neither the Company nor any Subsidiary has any liability, whether or not contingent, with respect to any ERISA Plan that provides post-retirement welfare benefits that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole. The descriptions of the Company's stock option, incentive compensation and other employee benefits plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectuses are accurate in all material respects.

            (xx) (A) Neither the Company nor any of its Subsidiaries is in violation of its articles of incorporation or of its charter or by-laws, as the case may be, (B) neither the Company nor any of its Subsidiaries is in violation of any applicable law, ordinance, administrative or governmental rule or regulation, or any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries and (C) no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, and the sale of the Offered Securities will exist, under any indenture, mortgage, loan agreement, note, lease, permit, license or other agreement or instrument to which the Company or any of its Subsidiaries is a party or to which any of the properties, assets or operations of the Company or any such Subsidiary is subject, except, in the case of clauses (B) and (C), for such violations and defaults that could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole.

            (xxi) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all material policies of insurance and material performance bonds insuring the Company or any Subsidiary or their businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with such policies and instruments in all material respects; and except as described in the Prospectuses or as could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole, there are no claims by the Company or a Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

            (xxii) Except as described in the Prospectuses, there are no pending actions, suits or proceedings against or, to the knowledge of the Company, affecting the Company, any of its Subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole, or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Subscription Agreement; and no such actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated.

            (xxiii) The financial statements, together with the related schedules and notes, included in each Registration Statement and the Prospectuses present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the pro forma financial information included in the Prospectuses has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information, the assumptions used in preparing such pro forma financial information provide a reasonable basis for presenting the effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. The other financial and statistical information set forth in the Prospectuses present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

            (xxiv) Since the dates as of which information is given in the Registration Statements and the Prospectuses, and except as has occurred as described in the Prospectuses, (i) the Company and its Subsidiaries, taken as a whole, have not incurred any material liability or obligation (indirect, direct or contingent) or entered into any material verbal or written agreement or other transaction that is not in the ordinary course of business or that could result in a material reduction in the future earnings of the Company and its Subsidiaries taken as a whole; (ii) the Company and its Subsidiaries, taken as a whole, have not sustained any material loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance); (iii) there has been no material change, except as contemplated by the Prospectuses, in the indebtedness of the Company and except as contemplated by the Prospectuses, no change in the capital stock of the Company and except as contemplated by the Prospectuses, no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (iv) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole.

            (xxv) The Company is not and, after giving effect to the offering and sale of the Offered Securities will not be, an "investment company" or any entity "controlled" by an "investment company" as defined in the Investment Company Act of 1940.

            (xxvi) The Company has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Offered Securities and the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectuses or other materials, if any, permitted by the Act or the Rules and Regulations.

            (xxvii) The Company has delivered as requested to the U.S. Representatives and the Managers true and correct copies of all documents executed in connection with the Reorganization and there have been no amendments, alterations, modifications or waivers of any of the provisions thereof.

            (xxviii) Each of the Company and the Subsidiaries has timely filed (or joined in the filing of) all material federal, state, local and foreign tax reports and returns that it was required to file (or join in the filing of) and such reports and returns are complete and correct in all material respects. All material taxes shown to be due on such reports and returns or otherwise relating to periods ending on or before the Closing Date, owed by the Company or any of its Subsidiaries

      (whether or not shown on any report or return) or to which the Company or any of the Subsidiaries may be liable under the Treasury regulations section 1.1502-6 (or analogous state or foreign law provisions) on account of having been a member of an "affiliated group" as defined in section 1504 of the Code (or other group filing on a combined basis) at any time on or prior to the Closing Date, if required to have been paid, have been paid, except such tax assessments, if any, as are being contested in good faith and as to which reserves have been provided which the Company reasonably believes are adequate. To the Company's knowledge after due inquiry, the charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments. No tax deficiency has been asserted or threatened against the Company or any of the Subsidiaries that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company and the Subsidiaries taken as a whole.

            (xxix) The Company is neither a foreign personal holding company ("FPHC") within the meaning of section 552 of the Code nor a passive foreign investment company ("PFIC") within the meaning of section 1296 of the Code, is not likely to become an FPHC, a PFIC or a controlled foreign corporation ("CFC") (within the meaning of section 957 of the Code), and the Company is not aware of any contemplated action by any shareholder or shareholders of the Company that would be likely to cause the Company to become an FPHC, PFIC or CFC.

            (xxx) Arthur Andersen LLP are independent public accountants with respect to the Company as required by the Securities Act.

            (xxxi) The Company has obtained the written agreement of each director and each officer of the Company, in form reasonably satisfactory to the U.S. Underwriters, that such person will not, for a period of 180 days after the date of the initial public offering of the Offered Securities, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or request or demand the filing with the Commission of a registration statement under the Act relating to, any Securities or securities convertible into or exchangeable or exercisable for any Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, other than the exercise of employee stock options outstanding on the date hereof.

            (b) The Selling Shareholder represents and warrants to, and agrees with, the several U.S. Underwriters that:

            (i) The Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Shareholder hereunder and under the Subscription Agreement on such Closing Date and full right, power and authority to enter into this Agreement and the Subscription Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder and thereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder and thereunder the U.S. Underwriters and Managers will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Shareholder on such Closing Date, assuming each of the U.S. Underwriters and Managers has purchased the Offered Securities purchased by it in good faith and without notice of any adverse claim.

            (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statement therein not misleading and (C) on the date of this Agreement, and at the time of filing of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, and on each Closing Date, none of any Registration Statement or the Prospectuses includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in the light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement and on each Closing Date, none of the Initial Registration or the Prospectuses will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in the light of the circumstances under which they were made) not misleading. The two preceding sentences shall apply solely to statements in or omissions from a Registration Statement or either of the Prospectuses based upon information relating to the Selling Shareholder or contained in a representation or warranty given by the Selling Shareholder in this Agreement.

            (iii) Except as described in the Prospectuses, there are no contracts, agreements or understandings between the Selling Shareholder and any third party that would give rise to a valid claim against the Selling Shareholder or any U.S. Underwriter or Manager for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement or the Subscription Agreement.

            (iv) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Selling Shareholder.

            (v) The execution, delivery and performance of this Agreement and the Subscription Agreement by the Selling Shareholder and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, have jurisdiction over the Selling Shareholder or any of its properties or operations, or any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties or operations of the Selling Shareholder is subject, or (B) the charter or by-laws of the Selling Shareholder, except, in the case of clause (A), for such conflicts, breaches, violations or defaults which could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the consummation of the transactions contemplated by this Agreement or the Subscription Agreement; and the Selling Shareholder has full power and authority to sell or cause the sale of the Offered Securities as contemplated by this Agreement and the Subscription Agreement.

            (vi) No consent, approval or authorization, and no order, registration or qualification of, or filing with, or with any third party (whether acting in an individual, fiduciary or other capacity) or any court or governmental or regulatory agency or body, is required for the performance by the Selling Shareholder of its obligations under this Agreement or the Subscription Agreement, except such as have been obtained under the Act and such as may be required under state or foreign securities laws in connection with the offer and sale of the Offered Securities.

            (vii) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Offered Securities and the Selling Shareholder has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectuses or other materials, if any, permitted by the Act or the Rules and Regulations.

            (viii) There are no pending (or, to the Selling Shareholder's knowledge, threatened or contemplated) actions, suits or proceedings or investigations against or affecting the Selling Shareholder or any of its properties, assets or operations that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of the Selling Shareholder to perform its obligations under this Agreement.

            (ix) The Selling Shareholder is not a "foreign person" within the meaning of section 1445 of the Code, and Selling Shareholder shall furnish to you on or prior to the First Closing Date (as defined below) a certification of the Selling Shareholder's non-foreign status, as set forth in Treasury regulations section 1.1445-2(b).

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to the U.S. Underwriters, and the U.S. Underwriters agree, severally and not jointly, to purchase from the Selling Shareholder, at a purchase price of U.S.$______ per share, the respective numbers of shares of U.S. Firm Securities set forth opposite the names of the U.S. Underwriters in Schedule A hereto.

      The Selling Shareholder will deliver the U.S. Firm Securities to the Representatives for the accounts of the U.S. Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank specified by the Selling Shareholder to, and reasonably acceptable to, CSFBC, drawn to the order of the Selling Shareholder, at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019-6092, at 10:00 A.M., New York time, on _____________, 1997, or at such other time not later than seven full business days thereafter as CSFBC and the Selling Shareholder agree (such time being herein referred to as the "First Closing Date"). For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the U.S. Offering and the International Offering. The certificates for the U.S. Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice, and will be made available for checking and packaging at the office of Credit Suisse First Boston Corporation, New York, New York, at least 24 hours prior to the First Closing Date.

      In addition, upon written notice from CSFBC given to the Company and the Selling Shareholder from time to time not more than 30 days subsequent to the date of the Prospectuses, the U.S. Underwriters may purchase all or less than all of the U.S. Optional Securities at the purchase price per Security to be paid for the U.S. Firm Securities. The U.S. Optional Securities to be purchased by the U.S. Underwriters on any Optional Closing Date shall be in the same proportion to all the Optional Securities to be purchased by the U.S. Underwriters and the Managers on such Optional Closing Date as the U.S. Firm Securities bear to all the Firm Securities. The Selling Shareholder agrees to sell to the U.S. Underwriters such U.S. Optional Securities and the U.S. Underwriters agree, severally and not jointly, to purchase such U.S. Optional Securities. Such U.S. Optional Securities shall be purchased for the account of each U.S. Underwriter in the same proportion as the number of shares of U.S. Firm Securities set forth opposite such U.S. Underwriter's name bears to the total number of shares of U.S. Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the U.S. Underwriters only for the purpose of covering over-allotments made in connection with the sale of the U.S. Firm Securities. No Optional Securities shall be sold or delivered unless the U.S. Firm Securities and the International Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC on behalf of U.S. Underwriters and the Managers to the Selling Shareholder. It is understood that CSFBC is authorized to make payment for and accept delivery of such Optional Securities on behalf of the U.S. Underwriters and Managers pursuant to the terms of CSFBC's instructions to the Selling Shareholder.

      Each time for the delivery of and payment for the U.S. Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be agreed by CSFBC and the Selling Shareholder but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Shareholder will deliver the U.S. Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several U.S.

Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account specified by the Selling Shareholder reasonably acceptable to CSFBC, at the above office of Dewey Ballantine. The certificates for the U.S. Optional Securities will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CSFBC, at a reasonable time in advance of such Optional Closing Date.

      4. Offering by U.S. Underwriters. It is understood that the several U.S. Underwriters propose to offer the U.S. Securities for sale to the public as set forth in the U.S. Prospectus.

      It is further understood that, at the request of the Company, up to an aggregate of 525,000 Firm Securities will be reserved for offering and sale, at the initial public offering price, to certain officers, directors and employees (current and former) of the Company who have heretofore delivered to CSFBC, in a timely manner and in form satisfactory to CSFBC and its counsel, written indications of interest to purchase the Offered Securities. Under no circumstances shall you or any U.S. Underwriter or Manager be liable to the Company or any of such persons for any action taken or omitted in good faith in connection with such offering and sale to such persons. Any Offered Securities not purchased by such persons at the First Closing Date will be offered to the public by the U.S. Underwriters and the Managers on the same terms as the other Offered Securities offered by the Prospectuses.

      5. Certain Agreements of the Company and the Selling Shareholder. (A) The Company agrees with the several U.S. Underwriters that:

            (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file each of the Prospectuses with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of
      (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

      The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time either Prospectus is printed and distributed to any U.S. Underwriter or Manager, or will make such filing at such later date as shall have been consented to by CSFBC.

            (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or either of the related prospectuses or the Initial Registration Statement, the Additional Registration Statement (if any) or either of the Prospectuses and will not effect such amendment or supplementation without CSFBC's prior consent (which consent shall not be unreasonably withheld); and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or either of the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any U.S. Underwriter, Manager or dealer, any event occurs as a result of which either or both of the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either or both of the Prospectuses to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the U.S. Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

            (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

            (e) The Company will furnish to the Representatives copies of the Registration Statement (five of which will be signed and will include all exhibits), each preliminary prospectus relating to the U.S. Securities, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any U.S. Underwriter or dealer, the U.S. Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The U.S. Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the U.S. Underwriters all such documents.

            (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC reasonably designates and will continue such qualifications in effect so long as required for the distribution; provided that the Company
                                             --------
      shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to file a general consent to service of process in any jurisdiction.

            (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other U.S. Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other public information concerning the Company as CSFBC may reasonably request.

            (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any Securities or securities convertible into or exchangeable or exercisable for any Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except: (i) the contribution by the Company to the Management Plan (as defined in the Prospectuses) of ________ shares of Securities immediately prior to the consummation of the U.S. Offering, as described in the Prospectuses and (ii) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof.

            (i) The Company agrees with the several U.S. Underwriters and the Selling Shareholder that the Company will pay all expenses incident to the performance of the obligations of the

      Selling Shareholder and the obligations of the Company under this Agreement for any filing fees and other expenses (including fees and disbursements of counsel not to exceed $12,500) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the U.S. Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for the fees and expenses in connection with qualification of the Offered Securities for listing on the NYSE and the Amsterdam Stock Exchange, for any transfer taxes on the sale of the Offered Securities to the U.S. Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectuses (including any amendments and supplements thereto) to the U.S. Underwriters. The agreement in this paragraph (i) shall not modify the separate agreement between the Selling Shareholder and the Company regarding the payment of expenses set forth in the Registration Rights Agreement (as defined in the Prospectuses) between such parties dated March __, 1997.

            (B) The Selling Shareholder agrees with the several U.S. Underwriters that:

            (a) The Selling Shareholder will indemnify and hold harmless the U.S. Underwriters against any documentary, stamp or similar issuance tax, including any interest and penalties, on the sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

            (b)  The Selling Shareholder agrees to deliver to CSFBC, Attention:
      Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

            (c) The Selling Shareholder agrees, for a period of 180 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly or request or demand the filing with the Commission of a registration statement under the Act relating to, any Securities of the Company or securities convertible into or exchangeable or exercisable for any Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except the sale of Offered Securities to the U.S. Underwriters and the Managers pursuant to this Agreement and the Subscription Agreement.

      6. Conditions of the Obligations of the U.S. Underwriters. The obligations of the several U.S. Underwriters to purchase and pay for the U.S. Firm Securities on the First Closing Date and the U.S. Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder, to the accuracy of the statements of Company and Selling Shareholder officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder and to the following additional conditions precedent:

            (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectuses, except in all instances for changes, increases or decreases that the Registration Statement discloses have occurred or may occur;

                  (iii) for the period from the closing date of the latest
            income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales, income from operations, income before extraordinary items or net income, except in all instances for changes, increases or decreases that the Registration Statement discloses have occurred or may occur;

                  (iv) they have compared specified dollar amounts (or
            percentages derived from such dollar amounts) and other financial information contained in the Registration Statements with the results obtained from inquiries, a reading of general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

                  (v) (A) they have read the unaudited pro forma income statement and other pro forma financial information included in the Registration Statements (collectively, the "Pro Forma
            Information");

                        (B) they have made inquiries of certain officials of
                  the Company who have responsibility for financial and accounting matters about (i) the basis for the determination of the pro forma adjustments , and (ii) whether the unaudited pro forma consolidated income statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act;

                        (C) they have proved the arithmetic accuracy of the
                  application of the pro forma adjustments to the historical amounts in the Pro Forma Information; and

                        (D) on the basis of such procedures, and such other
                  inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Information does not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such Pro Forma Information.

      For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectuses" shall mean the prospectuses included in the Registration Statements.

            (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time either Prospectus is printed and distributed to any U.S. Underwriter or Manager, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, each of the Prospectuses shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Selling Shareholder or the Representatives, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its Subsidiaries which, in the judgment of a majority in interest of the U.S. Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the NYSE or the Amsterdam Stock Exchange or any setting of minimum prices for trading on any such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by either U.S. Federal or New York authorities or in Amsterdam declared by the relevant authorities in The Netherlands; or (v) any outbreak or escalation of major hostilities in which the United States or The Netherlands is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the U.S. Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities.

            (d) The Representatives shall have received an opinion, dated such Closing Date, of Cahill, Gordon & Reindel, United States counsel for the Company and the Selling Shareholder, to the effect that:

                  (i) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

                  (ii) The Company is not and, after giving effect to the offering and sale of the Offered Securities will not be, an "investment company" or an entity "controlled" by an "investment company" as defined in the Investment Company Act of 1940;

                  (iii) To the knowledge of such counsel, no consent, approval or authorization and no order, registration or qualification of, or filing with, any third party (whether acting in an individual fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by the Company or the Selling Shareholder for the consummation of the transactions to be effected by the Company or the Selling Shareholder contemplated by this Agreement or the Subscription Agreement, except such as have been obtained and made under the Act and such as may be required under state securities laws in connection with the offer and sale of the Offered Securities; and to the knowledge of such counsel, the execution, delivery and performance of this Agreement and the Subscription Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any Subsidiary of the Company or the Selling Shareholder or any of their properties or operations, or any material agreement or instrument identified to such counsel to which any of them is a party or by which any of them is bound or to which any of their properties is subject, or the charter or by-laws of any such Subsidiary or the Selling Shareholder, and the Selling Shareholder has full power and authority to consummate the transactions to be effected by it contemplated by this Agreement and the Subscription Agreement;

                  (iv) To the knowledge of such counsel, the Selling Shareholder had valid and unencumbered title to the Offered Securities delivered by such Selling Shareholder on such Closing Date and had full corporate power and authority to sell, assign, transfer and deliver the Offered Securities delivered by the Selling Shareholder on such Closing Date hereunder; and, assuming each of the U.S. Underwriters and Managers has purchased the Offered Securities purchased by it in good faith and without notice of any adverse claim, the several U.S. Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them on such Closing Date hereunder;

                  (v) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, each of the Prospectuses either were filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or were included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the Registration Statements and the Prospectuses of statutes, contracts and other documents and, to the knowledge of such counsel, legal and governmental proceedings, are accurate in all material respects and fairly present the information required to be shown with respect to such statutes, proceedings, contracts and other documents;

                  (vi) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company and the Selling Shareholder;

                  (vii) The statements made in the U.S. Prospectuses under "Taxation - United States Federal Income Taxes", insofar as they relate to provisions of U.S. federal tax law therein described, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects;

                  (viii) Except as described in the Prospectuses, the
            stockholders of the Company have no preemptive rights with respect to the Offered Securities; and

                  (ix) Such counsel has participated in conferences with officers and other representatives of the Company and the Selling Shareholder, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the U.S. Underwriters and Managers at which the contents of the Registration Statement and the Prospectuses and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectuses (except to the extent described in (v) and (vii) above), such counsel shall advise that, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company and the Selling Shareholder), no facts have come to the attention of such counsel that lead it to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses, as of their dates and as of such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any comment with respect to the financial statements and schedules and other financial and statistical data contained in the Registration Statement and the Prospectuses).

            In giving such opinions, such counsel may limit its opinion to laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America, and matters specifically governed thereby.

            (e) The Representatives shall have received an opinion, dated such Closing Date, of Robert H. Wolfe, General Counsel of the Company, to the effect that:

                  (i) Each of the Company's Significant Subsidiaries has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectuses; and each of the Company and its Subsidiaries is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which it owns, leases or operates properties or in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and all of the outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and all such shares shown on Exhibit A hereof are owned by the Company, directly
                            ---------
            or through Subsidiaries, free and clear of any mortgage, pledge, lien, security interest, restriction upon voting or transfer, claim or encumbrance of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) to acquire any such capital stock, any additional capital stock or any other securities of any Subsidiary;

                  (ii) No consent, approval or authorization and no order, registration or qualification of, or filing with, any third party (whether acting in an individual fiduciary or other capacity) or any governmental or regulatory agency or body or, any court is required to be obtained or made by the Company for the consummation of the transactions to be effected by the Company or its Subsidiaries contemplated by this Agreement or the

            Subscription Agreement, except such as have been obtained and made under the Act and such as may be required under state or foreign securities laws in connection with the offer and sale of the Offered Securities; the execution, delivery and performance of this Agreement and the Subscription Agreement and the consummation of the transactions herein and therein contemplated and of the Reorganization will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary or the Selling Shareholder is bound or to which any of the properties of the Company or any such Subsidiary is subject, or
            (B) the charter or by-laws of the Company or any such Subsidiary, except, in the case of clause (A), for such conflicts, breaches, violations, or defaults which could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole, or a material adverse effect on the consummation of the transactions contemplated by this Agreement or the Subscription Agreement; and the Company has full power and authority to consummate the transactions to be effected by it contemplated by this Agreement, the Subscription Agreement and the Reorganization;

                  (iii) The Company and its Subsidiaries possess adequate certificates, authorizations, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and to such counsel's knowledge have not received any written notice of threatened or actual proceedings relating to the revocation or modification of any such certificate, authorization, license or permit that, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole. To the knowledge of such counsel, the Company and its Subsidiaries are in compliance with their respective obligations under such certificates, authorizations, licenses or permits and to such counsel's knowledge no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such certificates, authorizations, licenses or permits or violation of such laws or regulations, except for such non-compliance and events as could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole;

                  (iv) Except as described in the Prospectuses, to the knowledge of such counsel, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Subscription Agreement; and, to the knowledge of such counsel, no such actions, suits or proceedings are threatened or contemplated;

                  (v) To the knowledge of such counsel, except as described in the Prospectuses and except as could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, the properties, assets and operations of the Company and its Subsidiaries are in compliance with all applicable Environmental Laws. To the knowledge of such counsel, except as described in the Prospectuses and except as could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, none of the Company or any of its Subsidiaries is the subject of any federal, state, local or foreign investigation pursuant to Environmental Laws, and none of the Company or any of its Subsidiaries has received any written notice or claim pursuant to Environmental Laws. For the purpose of this opinion, "Environmental Laws" means all federal, state, local and foreign laws, statutes, codes, ordinances, rules, regulations, directives, permits, licenses, or orders relating to the natural environment, or employee health or safety, including, but not limited to, any law, statute, code, ordinance, rule, regulation, directive, permit, license or order relating to
            (1) the release, discharge or emission of any pollutant into the natural environment, (2) damage to any natural resource, (3) the use, handling or disposal of any chemical substance or (4) workplace or worker safety and health, as such requirements are promulgated by the specifically authorized governmental authority responsible for administering such requirements, or imposed by judicial order or fiat;

                  (vi) Such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectuses which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectuses or to be filed as exhibits to a Registration Statement which are not described or filed as required; and

                  (vii) Such counsel has participated in conferences with
            officers and other representatives of the Company and the Selling Shareholder, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the U.S. Underwriters and Managers at which the contents of the Registration Statement and the Prospectuses and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectuses (except to the extent described in (vi) above), such counsel shall advise that, on the basis of the foregoing, no facts have come to the attention of such counsel that lead it to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses, as of their dates and as of such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any comment with respect to the financial statements and schedules and other financial data contained in the Registration Statement and the Prospectuses).


            In giving such opinions, such counsel may limit its opinion to laws of the State of Illinois, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America, and matters specifically governed thereby, except that such counsel shall make such investigations of law in such other jurisdictions in which the Company does business, as is appropriate to render such opinions.

            (f) The Representatives shall have received an opinion, dated such Closing Date, of Loeff Claeys Verbeke, Netherlands counsel for the Company and the Selling Shareholder, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a company limited by shares (naamloze vennootschap) under the laws of The Netherlands, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                  (ii) Chicago Bridge & Iron Company B.V. ("CBICBV") has been duly incorporated and is an existing corporation in good standing under the laws of The Netherlands with corporate power and authority to own its properties and conduct its business as described in the Prospectuses, and CBICBV is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which the ownership of or lease of property or the conduct of its business requires such qualification; all of the outstanding capital stock of CBICBV has been duly authorized and validly issued and is fully paid and non-assessable and are owned directly by the Company, free from liens, encumbrances and defects;

                  (iii) The Offered Securities delivered on such Closing Date and all other outstanding Securities of the Company have been duly authorized and validly issued, are fully paid and nonassessable and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                  (iv) According to the Shareholders Register of the Company, the Offered Securities are free of rights of pledge ("pandrecht") and rights of usufruct ("vruchtgebruik");

                  (v) By the due execution by the Selling Shareholder and the U.S. Underwriters and Managers of a Deed of Transfer relating to the Offered Securities sold by such Selling Shareholder to the U.S. Underwriters and Managers pursuant to this Agreement and the Subscription Agreement and the written acknowledgement of such transfer by the Company, title to such Offered Securities will under Netherlands law validly have been transferred to the U.S. Underwriters and Managers, free from all liens, encumbrances and defects;

                  (vi) The filing of the Registration Statements with the Commission has been duly authorized by the Company and the Registration Statements has been duly signed on behalf of the Company;

                  (vii) To the knowledge of such counsel, no consent, approval or authorization and no order, registration, qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court, in each case of The Netherlands, is required for the consummation of the Reorganization or the transactions contemplated by this Agreement or the Subscription Agreement and for the listing of the Offered Securities on the Amsterdam Stock Exchange;

                  (viii) To the knowledge of such counsel, the execution, delivery and performance of this Agreement and the Subscription Agreement and the consummation of the transactions herein and therein contemplated and of the Reorganization, will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, in each case of the Netherlands, having jurisdiction over the Company or any Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or the charter or by-laws of the Company or any such Subsidiary, and the Company has full power and authority to consummate the transactions contemplated by this Agreement, the Subscription Agreement and the Reorganization;

                  (ix) The Company has the power to submit, and, insofar as the law of The Netherlands is concerned, has taken all necessary corporate action to submit, to the jurisdiction of any United States federal or state courts in the State of New York, County of New York, and irrevocably to appoint ____________ as the authorized agent of the

            Company for the purpose described in Section 15 hereof; judgments obtained in any such courts arising out of or in relation to the obligations of the Company under this Agreement and the Subscription Agreement would be enforceable against the Company in the courts of the Netherlands;

                  (x) The Company is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under this Agreement or the Subscription Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement or the Subscription Agreement; and the waiver by the Company of immunity to jurisdiction (including the waiver of sovereign immunity to which the Company may become entitled subsequent to the date of this Agreement or the Subscription Agreement) and immunity to prejudgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement or the Subscription Agreement is a valid and binding obligations of the Company under Netherlands law;

                  (xi) Under the laws of The Netherlands currently in force, the U.S. Underwriters and the Managers would be permitted to commence proceedings against the Company in the competent Netherlands courts based upon this Agreement and the Subscription Agreement. Such competent Netherlands courts would accept jurisdiction over any such action or proceedings and would give effect to the choices of New York law as the proper law of this Agreement and the Subscription Agreement;

                  (xii) The statements made in the Prospectuses under "Dividend Policy", "Management", "Description of Share Capital", "Share Certificates and Transfer" and "Service of Process and Enforcement of Civil Liabilities", to the extent that they constitute summaries of Netherlands law and the Company's Articles of Association, have been reviewed by such counsel and fairly and accurately present the information disclosed therein in all material respects; the Offered Securities and the Company's Articles of Association conform in all material respects to the descriptions thereof contained in the Prospectuses;

                  (xiii) Except as described in the Prospectuses, under current laws and regulation of The Netherlands and any political subdivision or taxing authority thereof, all dividends and other distributions declared and payable on the Offered Securities (including, without limitation, dividend payments on any Offered Securities in the form of New York Shares) may be paid by the Company to the holder thereof in United States dollars; all such payments made to holders thereof who are non-residents of The Netherlands will not be subject to income, withholding or other taxes under laws and regulations of The Netherlands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in The Netherlands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in The Netherlands or any political subdivision or taxing authority thereof or therein;

                  (xiv) The opinions of such counsel set forth in the Prospectuses under the caption "Taxation - Netherlands Taxes" are confirmed as of such Closing Date;

                  (xv) No stamp or other issuance or transfer taxes of duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the U.S. Underwriters or the Managers to The Netherlands or to any political subdivision or having authority thereof or therein in connection with (A) the sale and delivery by the Company of the Offered Securities to or for the respective accounts of the U.S. Underwriters or the Managers or (B) the sale and delivery outside The Netherlands by the U.S. Underwriters or the Managers of the Offered Securities to the initial purchasers thereof in the manner contemplated herein and in the Subscription Agreement; and

                  (xvi) Although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectuses (other than as set forth in (xii) and (xiv) above), such counsel has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date , contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that either of the Prospectuses or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or Prospectuses.

            In giving such opinion, such counsel may rely on the opinions of Cahill, Gordon & Reindel and Robert H. Wolfe, Esq. referred to above as to matters of laws other than the laws of The Netherlands.

            (g) The Representatives shall have received from Dewey Ballantine, counsel for the U.S. Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectuses and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Dewey Ballantine may rely as to all matters governed by Netherlands law upon the opinion of Loeff Claeys Verbeke referred to above.

            (h) The Representatives shall have received a certificate, dated such Closing Date, of Gerald M. Glenn, President and Chief Executive Officer of the Company, and Timothy J. Wiggins, Vice President - Treasurer and Chief Financial Officer of the Company, in which they shall state that, to the best of their knowledge after reasonable investigation: the representations and warranties of the Company in this Agreement and the Subscription Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Subscription Agreement at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time either Prospectus was printed and distributed to any U.S. Underwriter or Manager; and, subsequent to the dates of the most recent financial statements in the Prospectuses, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

            (i) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

            (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Selling Shareholder in which such officers shall state that, to the best of their knowledge after reasonable investigation: the representations and warranties of the Selling Shareholder in this Agreement and the Subscription Agreement are true and correct; and the Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Subscription Agreement at or prior to such Closing Date.

            (k) The Offered Shares have been approved for listing on the NYSE and the Amsterdam Stock Exchange, in each case, subject to notice of issuance.

            (l) On such Closing Date, the Managers shall have simultaneously purchased the International Firm Securities or the International Optional Securities, as the case may be, pursuant to the Subscription Agreement.

            (m) The Reorganization shall have been consummated; all actions required in connection with the Reorganization shall have been taken; no material consent, approval or authorization of, notice to, or registration with, any person or entity which shall not have been obtained prior to the Closing Date shall be necessary in connection with the Reorganization, and there shall not be any pending or threatened legal or governmental proceedings with respect thereto; the Company shall have provided to the U.S. Underwriters and Managers copies of all documents with respect thereto as they may reasonably request.

            [(n) The $100 million bank credit facility of the Company contemplated by the Prospectuses shall have been executed and delivered and be in full force and effect and all conditions to borrowing thereunder shall have been satisfied, and the Company shall have provided to the U.S. Underwriters and Managers copies of all documents with respect thereto as they may reasonably request.]

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the U.S. Underwriters compliance with any conditions to the obligations of the U.S. Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

      7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each U.S. Underwriter against any losses, claims, damages or liabilities, joint or several, to which such U.S. Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each U.S. Underwriter for any legal or other expenses reasonably incurred by such U.S. Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will
                            --------  -------
not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only information furnished by any U.S. Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any
                          --------  -------
untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such U.S. Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such U.S. Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the U.S. Prospectus if the Company had previously furnished a sufficient quantity of copies thereof to such U.S. Underwriter.

      (b) The Selling Shareholder will indemnify and hold harmless each U.S. Underwriter against any losses, claims damages or liabilities, joint or several, to which such U.S. Underwriter may become subject,
under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each U.S. Underwriter for any legal or other expenses reasonably incurred by such U.S. Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholder will
                            --------  -------
not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any U.S. Underwriter consists of the information described as such in subsection (c) below; and provided, further, that the Selling Shareholder shall
                          --------  -------
only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon information relating to the Selling Shareholder or contained in a representation or warranty given by the Selling Shareholder in this Agreement.

      (c) Each U.S. Underwriter will severally and not jointly indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any U.S. Underwriter consists of the following information in the U.S. Prospectus furnished on behalf of each U.S. Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the U.S. Underwriters, the legends concerning over-allotments and stabilizing on the inside front cover page, the concession and reallowance figures appearing in the fifth paragraph under the caption "Underwriting," the last sentence of the sixth paragraph under the caption "Underwriting," and the seventh, eighth and twelfth paragraphs under the caption "Underwriting."

      (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action or proceeding (including any governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action or proceeding is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

      (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the U.S. Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and the U.S. Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the U.S. Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Securities (before deducting expenses) received by the Selling Shareholder bear to the total underwriting discounts and commissions received by the U.S. Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (f) The obligations of the Company and the Selling Shareholder under this Section shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any U.S. Underwriter within the meaning of the Act; and the obligations of the U.S. Underwriters under this Section shall be in addition to any liability which the respective U.S. Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer or managing director of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

      8. Default of U.S. Underwriters. If any U.S. Underwriter or U.S. Underwriters default in their obligations to purchase U.S. Securities hereunder on either the First or any Optional Closing Date and the number of shares of U.S. Securities that such defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of U.S. Securities that the U.S. Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Selling Shareholder for the purchase of such U.S. Securities by other persons, including any of the U.S. Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting U.S. Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the U.S. Securities that such defaulting U.S. Underwriters agreed but failed to purchase on such Closing Date. If any U.S. Underwriter or U.S. Underwriters so default and the aggregate number of shares of U.S. Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of U.S. Securities that the U.S. Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Selling Shareholder for the purchase of such U.S. Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting U.S. Underwriter, the Company or the Selling Shareholder except as provided in Section 9 (provided that if such default occurs with respect to U.S. Optional Securities after the First Closing Date, this Agreement will not terminate as to the U.S. Firm Securities or any U.S. Optional Securities purchased prior to such termination). As used in this Agreement, the term "U.S. Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting U.S. Underwriter from liability for its default.

      9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder, and their respective officers and of the several U.S. Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any U.S. Underwriter, the Company or the Selling Shareholder, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the U.S. Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the U.S. Securities by the U.S. Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholder and the U.S. Underwriters pursuant to Section 7 shall remain in effect and if any U.S. Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the U.S. Securities by the U.S. Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv), or (v) of Section 6(c), the Company will reimburse the U.S. Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the U.S. Securities.

      10. Notices. All communications hereunder will be in writing and, if sent to the U.S. Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Chicago Bridge & Iron Company N.V., P.O. Box 74658, 1070 BR Amsterdam, The Netherlands, Attention:____________, with a copy to Chicago Bridge & Iron Company, 1501 North Division Street, Plainfield, IL 60544-8929, Attention: General Counsel or if sent to Praxair, will be mailed, delivered or telegraphed and confirmed to it at Praxair, Inc., 39 Old Ridgebury Road, Danbury, CT 06810-5113, Attention:
Vice President and Treasurer; provided, however, that any notice to an
                              --------  -------
Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such U.S. Underwriter.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

      12. Representation of U.S. Underwriters. The Representatives will act for the several U.S. Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the U.S. Underwriters.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      15. Submission to Jurisdiction. The Company and the Selling Shareholder each hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably appoints Robert H. Wolfe, c/o Chicago Bridge & Iron Company, 1501 North Division Street, Plainfield, IL 60544-8929, as its authorized agent in the

United States upon which process may be served in any such suit or proceeding and agrees that service of process upon such agent by registered mail, return receipt requested, and written notice of said service to the Company by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding; provided, however, that if service is effected upon such agent,
               --------  -------
the Company agrees to waive any defense based upon insufficient or improper service of process, improper venue or forum non coveniens. The Company further
                                      ----- --- ---------
agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

      16. Foreign Currency Judgments. The obligation of the Company in respect of any sum due to any U.S. Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such U.S. Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such U.S. Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such U.S. Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such U.S. Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such U.S. Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such U.S. Underwriter hereunder.

      If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholder and the several U.S. Underwriters in accordance with its terms.

                                    Very truly yours,

                                    CHICAGO BRIDGE & IRON COMPANY N.V.


                                    By.........................................
                                      Name:
                                      Title:




                                    PRAXAIR, INC.


                                    By.........................................
                                      Name:
                                      Title:


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

   CREDIT SUISSE FIRST BOSTON CORPORATION
   GOLDMAN, SACHS & CO.
   SMITH BARNEY INC.
   UBS SECURITIES LLC

      Acting on behalf of themselves and
        as the Representatives of the
        several Underwriters.


   By CREDIT SUISSE FIRST BOSTON CORPORATION

   By................................................
     Name:
     Title:

                            SCHEDULE A






                                                        NUMBER OF
                                                  U.S. FIRM SECURITIES
            U.S. UNDERWRITER                         TO BE PURCHASED
            ----------------                         ---------------


 Credit Suisse First Boston Corporation.............
 Goldman, Sachs & Co................................
 Smith Barney Inc...................................
 UBS Securities LLC.................................













                                                     -------------

                    Total...........................   8,400,000
                                                       =========